Exhibit 99.1

                            SERIES A PREFERRED STOCK
                               PURCHASE AGREEMENT

         THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is effective as of the 1st day of November, 1999, by and between NumereX Corp., a Pennsylvania corporation (the "Company"), and BellSouth Wireless, Inc., a Georgia corporation ("BellSouth").


                                    RECITALS

         A. The Company and BellSouth own collectively 100% of the membership interests of Cellemetry LLC, a Delaware limited liability company ("Cellemetry") pursuant to the terms of that certain Operating Agreement of Cellemetry dated as of May 15, 1998 (the "Operating Agreement").

         B. Simultaneously with the Closing (as defined below), each of the Company and BellSouth intend to execute and deliver an amendment to the Operating Agreement in substantially the form attached hereto as Exhibit 1 (the "First Amendment").

         C. In consideration of, among other things, BellSouth executing and delivering the First Amendment, the Company has agreed to issue to BellSouth 30,000 shares of Series A Preferred Stock of the Company on the terms and conditions set forth in this Agreement.

         Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Acquisition and Issuance of Stock.

             1.1 Sale and Issuance of Series A Preferred Stock. As of the Closing (as defined below), the Company will have authorized the issuance, pursuant to the terms and conditions of this Agreement, of 30,000 shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock") having the rights, preferences and restrictions set forth in the resolutions of the Board of Directors of the Company adopted on October 25, 1999 attached hereto as
Exhibit 2 (the "Resolutions").

             1.2 Closing. The issuance of the Series A Preferred Stock shall take place at the offices of Hunton & Williams, 600 Peachtree St., N.E., Suite 4100, Atlanta, Georgia, concurrently with the execution of this Agreement, or at such other time and place as the Company and BellSouth mutually agree upon (which time and place are designated as the "Closing"). The time, place, and date of the Closing are referred to in this Agreement as the "Closing Date." At the Closing the Company shall deliver to BellSouth a certificate representing 30,000 shares of the Series A Preferred Stock.


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         2. Representations and Warranties of the Company. The Company hereby represents and warrants to BellSouth that:

             2.1 Organization, Good Standing and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the financial condition, assets, liabilities (contingent or otherwise), results of operations or business of the Company and its Subsidiaries (as defined below) taken as a whole, or the Company's ability to consummate the transactions contemplated by this Agreement ("Material Adverse Effect").

             2.2 Capitalization. The authorized capital of the Company consists of:

                 (a) Preferred Stock. 3,000,000 Shares of Preferred Stock, no par value (the "Preferred Stock"), no shares of which currently are issued and outstanding.

                 (b) Common Stock. 30,000,000 shares of Class A Common Stock, no par value (the "Class A Common Stock"), of which 11,609,492 shares are issued and outstanding and 5,000,000 shares of Class B Common Stock, no par value, no shares of which are issued and outstanding.

                 (c) Subsidiaries. Exhibit 3 identifies each "significant subsidiary" (as defined in Rule 1.02(w) of Regulation S-X under the Securities
Act) and its respective jurisdiction of incorporation or organization (together, "Subsidiaries").

                 (d) Preemptive Rights. There are no preemptive rights authorized, issued or outstanding with respect to the capital stock of the Company.

             2.3 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of the Company hereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Series A Preferred Stock being sold hereunder and the Class A Common Stock issuable upon conversion of the Series A Preferred Stock has been taken, and this Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

             2.4 Valid Issuance of Preferred and Class A Common Stock. The Series A Preferred Stock, when issued and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free and clear of all liens, claims and encumbrances of the Company. The Class A Common Stock issuable upon conversion of the Series A Preferred Stock has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Resolutions, will be duly and validly issued, fully paid, and nonassessable and will be free and clear of all liens, claims and encumbrances of the Company.

             2.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal or state governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for such filings or registrations contemplated by Section 6 hereof.

             2.6 No Conflicts. None of (a) the execution, delivery or performance by the Company of this Agreement, (b) the issuance of the Series A Preferred Stock and (c) the issuance of the Class A Common Stock on conversion of the Series A Preferred Stock violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent (other than consents that have already been obtained) under, or result in the imposition of a lien on any properties of the Company or any of its Subsidiaries or an acceleration of any indebtedness of the Company pursuant to
(1) the Articles of Incorporation or Bylaws of the Company, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries, is a party or by which the Company, any of the Subsidiaries or their properties are bound, (3) any statute, rule or regulation applicable to the Company, any of the Subsidiaries or any of their assets or properties, or (4) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any of its Subsidiaries or any of their assets or properties, except in the case of (2), (3) or (4), for such violations, conflicts, breaches, defaults, consents, liens or acceleration of indebtedness that could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

             2.7 SEC Filings. The Company has timely filed (after giving effect to permitted extensions) all required reports, schedules, forms, statements and other documents with the Securities and Exchange Commission (the "SEC") since October 31, 1998 (the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be and the rules and regulations of the SEC promulgated thereunder applicable to such SEC Documents and as of their filing dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") (except, in the case of unaudited statements as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operation and cash flows (or changes in financial position prior to the approval of Financial Accounting Standards Boards Statement of Financial Accounting Standards No. 95) for the period then



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ending in accordance with GAAP (subject, in the case of the unaudited statements, to normal year end audit adjustments). Except as set forth in the filed SEC Documents or as previously disclosed to BellSouth in writing, neither the Company nor any of its subsidiaries has any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) which could reasonably be expected to have a Material Adverse Effect.

             2.8 Absence of Certain Changes or Events. Except as disclosed in the SEC Documents or as previously disclosed to BellSouth in writing, since the date of the most recent audited financial statements included in the SEC Documents, there has not been (i) any declaration, setting aside or payment of any dividend or distribution (whether in cash, stock or property) with respect to any of the Company's capital stock, (ii) any split, combination or reclassification of any of its capital stock or any issuance or the authorization of any issuance of any of its capital stock or any other securities in respect of, in lieu of or in substitution for shares of its capital stock, (iii) any damage, destruction or loss of property, whether or not covered by insurance, that has or could reasonably be expected to have a Material Adverse Effect, or (iv) any change in accounting methods, principles or practices by the Company affecting its assets, liabilities, or business, except insofar as may have been required by a change in GAAP and except to the extent any such change has not or could not reasonably be expected to have a Material Adverse Effect.

             2.9 Litigation. Except as disclosed in the SEC Documents or as previously disclosed to BellSouth in writing, there is no suit, action, governmental investigation, or proceeding pending, or to the knowledge of the Company, threatened against the Company, any of the Subsidiaries or any of their properties that, individually or in the aggregate, could have a Material Adverse Effect. There are no actions, suits or proceedings instituted, pending or, to the knowledge of the Company, threatened against the Company, any of the Subsidiaries or against any of their properties that would, individually or in the aggregate, have a Material Adverse Effect.

             2.10 No Defaults. The Company is not in violation of any term of
(i) its Articles of Incorporation or Bylaws, (ii) any provision of any mortgage, indenture, contract, agreement or instrument to which the Company or any of the Subsidiaries is a party or by which they are bound, or (iii) any judgment decree or order binding upon the Company or any of the Subsidiaries or any statute, rule or regulation applicable to the Company or any of the Subsidiaries that, either individually or in the aggregate, reasonably could be expected to have a Material Adverse Effect.

             2.11 Intellectual Property.

                  (a) To its knowledge, the Company owns, or possesses adequate licenses or other valid rights to use, all existing United States and foreign parents, trademarks, trade names, service marks, copyrights, trade secrets and applications therefor that are material to its business as currently conducted (the "Intellectual Property Rights"), provided, however, the Company makes no representation or warranty with respect to Intellectual Property Rights contributed to Cellemetry by BellSouth.

                  (b) The validity of the Intellectual Property Rights and the title thereto of the Company is not being questioned in any litigation to which the Company is a party.

                  (c) The conduct of the business of the Company as now conducted does not, to the Company's knowledge, infringe any valid patents, trademarks, trade names, service marks or copyrights of others. The consummation of the transactions completed hereby will not result in the loss or impairment of any Intellectual Property Rights, provided, however, the Company makes no representation or warranty with respect to Intellectual Property Rights contributed to Cellemetry by BellSouth.

         3. Representations and Warranties of BellSouth. BellSouth hereby represents and warrants that:

             3.1 Organization, Good Standing and Qualification. BellSouth is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Georgia. BellSouth is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on BellSouth.

             3.2 Authorization. All corporate action on the part of BellSouth, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of BellSouth hereunder has been taken or will be taken prior to the Closing, and this Agreement constitutes the valid and legally binding obligation of BellSouth, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and
(ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

             3.3 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal or state governmental authority on the part of BellSouth is required in connection with the consummation of the transactions contemplated by this Agreement.

             3.4 No Conflicts. None of the execution, delivery or performance by BellSouth of this Agreement, (b) the acquisition by BellSouth of the Series A Preferred Stock and (c) the issuance to BellSouth of the Class A Common Stock on conversion of the Series A Preferred Stock violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent (other than consents that have already been obtained) under, or result in the imposition of a lien on any properties of BellSouth or an acceleration of any indebtedness of BellSouth pursuant to (1) the Certificate of Incorporation or Bylaws of BellSouth, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which BellSouth is a party or by which BellSouth or its properties is bound, (3) any statute, rule or regulation applicable to BellSouth or any of its assets or properties, or (4) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over BellSouth or any of its assets or properties, except in the case of (2), (3) and (4), for such violations, conflicts, breaches, defaults, consents, liens or acceleration of indebtedness that could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

             3.5 Purchase Entirely for Own Account. This Agreement is made with BellSouth in reliance upon BellSouth's representation to the Company, which by BellSouth's execution of this Agreement BellSouth hereby confirms, that the Series A Preferred Stock to be received by BellSouth and the Class A Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for BellSouth's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that BellSouth has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, BellSouth further represents that BellSouth does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

             3.6 Disclosure of Information. BellSouth believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the Series A Preferred Stock. BellSouth further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Series A Preferred Stock and the business, properties, prospects and financial condition of the Company.

             3.7 Investment Experience. BellSouth has previously invested in securities in companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Series A Preferred Stock.

             3.8 Accredited Investor. BellSouth is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

             3.9 Restricted Securities.

                 (a) BellSouth understands that the shares of Series A Preferred Stock it is acquiring are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, BellSouth represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. BellSouth agrees that any shares acquired by it pursuant to this Agreement will not be sold or otherwise disposed of without registration under the Securities Act and compliance with other applicable securities laws, except in accordance with Rule 144 under the Securities Act, or similar rule promulgated by the Securities and Exchange Commission under the Securities Act as the same may, from time to time be in effect.

                 (b) It is understood that the certificate(s) evidencing the Securities may bear one or all of the following legends:

                  (i) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                  (ii) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.



         4. The Company's Obligations at Closing. At Closing on the Closing
Date:

             4.1 First Amendment. The Company shall execute and deliver an original counterpart of the First Amendment and take the actions contemplated by the First Amendment, including making the capital contributions contemplated by
Schedule 4.6(a) thereof.

             4.2 Statement with Respect to Shares and Certificates. The Company shall file a Statement with Respect to Shares, attaching the Resolutions, with the Pennsylvania Department of State, and, upon effectiveness thereof, shall issue to BellSouth certificate(s) evidencing 30,000 shares of Series A Preferred Stock.

             4.3 Opinion of Company Counsel. The Company shall cause Arnold & Porter, counsel for the Company, to deliver an opinion, dated as of the Closing Date, in substantially the form attached hereto as Exhibit 4.

         5. BellSouth's Obligations at Closing. At Closing on the Closing Date:

             5.1 First Amendment. BellSouth shall deliver original counterparts of the First Amendment executed by BellSouth and BellSouth Corporation.

         6. Registration Rights.

             6.1 Shelf Registration. From and after the date on which BellSouth shall have the right to convert the Series A Preferred Stock into shares of Class A Common Stock (the "Conversion Eligibility Date"), BellSouth shall be entitled to one right to demand that the Company register for resale ("Demand Registration") the Class A Common Stock issuable upon conversion of the shares of Series A Preferred Stock issued pursuant to this Agreement (the "Registrable Securities") on a registration statement on Form S-3, as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC ("Registration Statement"), subject to the right of the Company's Board of Directors to delay such registration for not more than 90 days upon its determination that such registration is not in the best interests of the Company at such time. The Registration Statement shall be filed as a "shelf" registration statement pursuant to Rule 415 under the Securities Act, or any successor rule. The Company shall use its best efforts to keep such "shelf" registration continuously effective as long as the delivery of a prospectus is required under the Securities Act in connection with the disposition of the Registrable Securities registered thereby and in furtherance of such obligation, shall supplement or amend such Registration Statement if, as and when required by the rules, regulations and instructions applicable to the form used by the Company for such registration or by the Securities Act or by any other rules and regulations thereunder applicable to shelf registrations. Notwithstanding the foregoing, upon a determination by the Company and written notice to BellSouth that it is not in the best interests of the Company and its shareholders to keep such Registration Statement effective, the Company may suspend use of the Registration Statement by BellSouth; provided, however, that such suspensions may not exceed more than 90 days, in the aggregate, during any 12 month period.

             6.2 Piggyback Registration Rights. Except as set forth herein, on not more than three occasions after the Conversion Eligibility Date, whenever the Company proposes to register any of its securities in an offering under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities, whether or not for sale for its own account, the Company shall give prompt written notice to BellSouth of its intention to effect such a registration, and shall include in such registration (a "Piggyback Registration") all Registrable Securities with respect to which the Company has received written requests from BellSouth for inclusion therein within 15 days after delivery of the Company's notice. Notwithstanding the foregoing, in connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this
Section 6.2 to include any of the Registrable Securities in such underwriting unless BellSouth accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by BellSouth to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders with registration rights arising prior to the date of this Agreement according to the total amount of securities entitled to be included therein owned by each such selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders).

             6.3 Registration Obligations of the Company. In connection with any Demand Registration or Piggyback Registration, the Company shall use commercially reasonable efforts to effect the registration, which efforts shall include the following:

                 (a) The Company shall prepare and file with the SEC the Registration Statement promptly following receipt of request from BellSouth and in no event later than sixty (60) days following receipt of such request. The Company shall file such post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act, as would permit or facilitate the sale or distribution of all of the Registrable Securities.

                 (b) The Company shall use commercially reasonable efforts to cause any such Registration Statement to be declared effective as expeditiously as reasonably possible.

                 (c) The Company shall prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement and notify BellSouth of the filing and effectiveness of such Registration Statement and any amendments or supplements.

                 (d) The Company shall furnish such numbers of copies of a current prospectus conforming with the requirements of the Securities Act, copies of the Registration Statement, any amendment or supplement thereto and any documents incorporated by reference therein and such other documents as BellSouth may reasonably require in order to facilitate the disposition of Securities owned by BellSouth.

                 (e) The Company shall notify BellSouth immediately of the happening of any event as a result of which the prospectus (including any supplements thereto or thereof) included in such Registration Statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and use its best efforts to promptly update and/or correct such prospectus.

                 (f) The Company shall notify BellSouth immediately of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use commercially reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

             6.4 Rule 144. The Company shall make and keep public information available, as those terms are understood and defined under Rule 144, so as to make such Rule available to BellSouth.

             6.5 Grant of Registration Rights to Others. Except as provided in this Agreement, the Company shall not grant to any other person Piggyback Registration Rights with respect to any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, on terms that are more favorable than those set forth in this Section 6 without granting to BellSouth similar rights.

             6.6 Expenses. The Company shall pay all expenses incurred by the Company in complying with Section 6 of this Agreement, including, without limitation, all registration and filing fees, fees and expenses of complying with securities and blue sky laws, printing expenses and fees and disbursements of the Company's counsel and independent public accountants; provided, that, all underwriting discounts and selling commissions applicable to the shares covered by any registration effected pursuant to this Agreement shall be borne by BellSouth.

             6.7 Transfer of Registration Rights. The Registration Rights of BellSouth under Section 6 hereof may be assigned only to a party who acquires shares of the Series A Preferred Stock issued in accordance with the terms of this Agreement and/or an equivalent number (on an as-converted basis) of Registrable Securities issued upon conversion thereof; provided, however, that no party may be assigned any of the foregoing rights except in accordance with
Section 9.1.

             6.8 Registration Rights Indemnification.

                 (a) To the extent permitted by law, the Company will indemnify BellSouth, each of its officers, directors, partners and agents, any underwriter (as defined in the Securities Act) for BellSouth and each person, if any, who controls BellSouth or such underwriter within the meaning of the Securities Act or the Exchange Act against all "Damages" (as defined in Section 7.5) incurred by such party arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent, but only to the extent, that (1) such untrue statements or omissions are based upon information furnished in writing to the Company by BellSouth or such underwriter or controlling person expressly for use therein or (2) BellSouth or such underwriter or controlling person's failed to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company furnished such person with a sufficient number of copies of the same. The indemnity agreement contained in this Section 6.8(a) shall not apply to amounts paid in settlement of any claim for indemnity hereunder if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld).

                 (b) To the extent permitted by law, BellSouth will indemnify the Company, each of its officers, directors, partners and agents, any underwriter (as defined in the Securities Act) for the Company and each person, if any, who controls the Company or such underwriter within the meaning of the Securities Act or the Exchange Act against all Damages incurred by such party arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent, that (1) such untrue statements or omissions are based upon information furnished in writing by BellSouth or such underwriter or controlling person expressly for use therein or (2) BellSouth or such underwriter on controlling person failed to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company furnished such person with a sufficient number of copies of the same. The indemnity agreement contained in this

Section 6.8(b) shall not apply to amounts paid in settlement of any such Damages if such settlement is effected without the prior written consent of BellSouth (which consent will not be unreasonably withheld). BellSouth shall be liable under this Section 6.8(b) for only that amount as does not exceed the net proceeds actually received by BellSouth as a result of the sale of Registrable Securities pursuant to such Registration Statement.

             6.9 Conduct of Indemnification Proceedings. With respect to indemnification proceedings under this Section 6, the indemnified party promptly shall notify the indemnifying party of any claim with respect to which it seeks indemnification (an "Indemnity Claim") asserted by such party or by a third party, stating, to the extent known, with detailed specificity the nature and basis of the Indemnity Claim. The failure to give promptly any such notice shall not relieve the indemnifying party from any liability hereunder with respect to the subject matter of any Indemnity Claim except to the extent that the indemnifying party actually has been materially prejudiced by such failure. If the indemnifying party shall have confirmed in writing its obligation to indemnify for any liability asserted in any Indemnity Claim, then the indemnifying party shall have, at its election, the right to compromise or defend such Indemnity Claim involving the assertion of liability by a third party at the indemnifying party's sole expense, through counsel chosen by it, provided that, in conducting such defense, settlement and compromise: (i) the indemnifying party shall cause its counsel to consult with the indemnified party and, if applicable, the indemnified party's counsel and keep them fully advised of the progress of the defense, settlement and compromise; and (ii) the indemnifying party promptly shall reimburse the indemnified party for the full amount of any Damages resulting from such Indemnity Claim, except to the extent otherwise provided in this Section 6. If the indemnifying party is required hereunder or elects to conduct the defense of such Indemnity Claim, the indemnified party shall cooperate with the indemnifying party in connection therewith and shall be entitled to participate in the defense thereof and to appoint counsel for that purpose, except that the cost of any such participating counsel shall be solely for the account of the indemnified party and the indemnifying party shall have no responsibility therefor unless: (i) the indemnifying party shall not have notified the indemnified party that it will assume the defense of such Indemnity Claim and have designated counsel reasonably acceptable to the indemnified party within a reasonable time of the notice of such Indemnity Claim; or (ii) the named parties to any proceeding with respect to such Indemnity Claim (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be, in the opinion of counsel selected by the indemnifying party, inappropriate due to actual or potential differing interests between them. If the indemnifying party is not entitled to, or elects not to, assume the defense of an Indemnity Claim, the indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such Indemnity Claim, unless in the opinion of counsel selected by the indemnifying party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. As long as the indemnifying party is contesting any Indemnity Claim in good faith in accordance with the foregoing requirements, the indemnified party shall not pay or settle any such Indemnity Claim. No indemnifying party, in the defense of any Indemnity Claim, shall, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such Indemnity Claim.

         7. Indemnification.

             7.1 The Company agrees to indemnify and hold BellSouth harmless against, and to reimburse BellSouth for any Damages imposed on or incurred by BellSouth because of or arising out of or related to or in connection with (i) any breach of the Company's representations or warranties or any failure to perform or violation of any agreement or covenant on the part of the Company under this Agreement, (ii) the matter confirmed in writing to BellSouth by letter of even date herewith, and (iii) any and all actions, suits, proceedings, demands, assessments, judgments, out-of-pocket costs and reasonable attorneys' fees (in preparation, at a trial and on appeal) of any nature incident to the foregoing. The indemnity agreement contained in this Section 7.1 shall not apply to amounts paid in settlement of any such Damages if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

             7.2 BellSouth agrees to indemnify and hold the Company harmless against, and to reimburse the Company for any Damages imposed on or incurred by BellSouth because of or arising out of or related to or in connection with: (i) any breach of any of BellSouth's representations or warranties or any failure to perform or violation of any agreement or covenant on the part of BellSouth under this Agreement or any other agreement referred to herein or contemplated hereby; and (ii) any and all actions, suits, proceedings, demands, assessments, judgments, out-of-pocket costs and reasonable attorneys' fees (in preparation, at trial and on appeal) of any nature incident to the foregoing. The indemnity agreement contained in this Section 7.2 shall not apply to amounts paid in settlement of any such Damages if such settlement is effected without the consent of BellSouth (which consent will not be unreasonably withheld).

             7.3 The indemnified party promptly shall notify the indemnifying party of any claim with respect to which it seeks indemnification under this
Section 7 (a "Damage Claim") asserted by such party or by a third party, stating, to the extent known, with detailed specificity the nature and basis of the Damage Claim. The failure to give promptly any such notice shall not relieve the indemnifying party from any liability hereunder with respect to the subject matter of any Damage Claim except to the extent that the indemnifying party actually has been materially and prejudiced by such failure. If the indemnifying party shall have confirmed in writing its obligation to indemnify for any liability asserted in any Damage Claim, then the indemnifying party shall have, at its election, the right to compromise or defend such Damage Claim involving the assertion of liability by a third party at the indemnifying party's sole expense, through counsel chosen by it, provided that, in conducting such defense, settlement and compromise: (i) the indemnifying party shall cause its counsel to consult with the indemnified party and, if applicable, the indemnified party's counsel and keep them fully advised of the progress of the defense, settlement and compromise; and (ii) the indemnifying party promptly shall reimburse the indemnified party for the full amount of any Damages resulting from such Damage Claim except to the extent otherwise provided in this
Section 7. If the indemnifying party is required hereunder or elects to conduct the defense of such Damage Claim, the indemnified party shall cooperate with the indemnifying party in connection therewith and shall be entitled to participate in the defense thereof and to appoint counsel for that purpose, except that the cost of any such participating counsel shall be solely for the account of the indemnified party and the indemnifying party shall have no responsibility therefor unless: (i) the indemnifying party shall not have notified the indemnified party that it will assume the defense of such Damage Claim and have designated counsel reasonably acceptable to the indemnified party within a reasonable time of the notice of such Damage Claim; or (ii) the named parties to any proceeding with respect to such Damage Claim (including any impleaded parties) include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be, in the opinion of counsel selected by the indemnifying party, inappropriate due to actual or potential differing interests between them. If the indemnifying party is not entitled to, or elects not to, assume the defense of a Damage Claim, the indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such Damage Claim, unless in the opinion of counsel selected by the indemnifying party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such Damage Claim. As long as the indemnifying party is contesting any Damage Claim in good faith in accordance with the foregoing requirements, the indemnified party shall not pay or settle any such Damage Claim. No indemnifying party, in the defense of any Damage Claim, shall, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such Damage Claim.

             7.4 From and after the Closing Date, notwithstanding anything contained in this Agreement to the contrary, no Damages incurred by either party as a result of any inaccuracy of any representation or warranty under this Agreement or any breach of the covenants, agreements or obligations contained in this Agreement shall give rise to any claim for indemnification by such party unless such Damages aggregate more than $10,000 (the "Threshold"), and then only to the extent such Damages exceed the Threshold. In no event shall the indemnification obligation of either party pursuant to this Section 7 exceed in the aggregate $6,000,000.

             7.5 For purposes of this Section 7, "Damages" shall mean all damages, and includes, without limitation, consequential damages, punitive damages, liabilities, costs, losses, diminution in value, fines, penalties, demands, claims, cost recovery actions, lawsuits, administrative proceedings, orders, response action costs, compliance costs, investigation expenses, arbitration expenses, consultant fees, attorneys' and paralegals' fees, and litigation expenses

         8. Reservation of Class A Common Stock and Series A Preferred Stock. The Company shall at all times reserve and keep available such number of its authorized shares of Class A Common Stock as shall be sufficient to effect a conversion of all of the shares of Series A Preferred Stock as are then outstanding into Class A Common Stock. If at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the issuance to BellSouth of the number of shares of Class A Common Stock issuable upon conversion by BellSouth of the then outstanding shares of Series A Preferred Stock, the Company shall forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose. The Company shall obtain any authorization, consent, approval or other action by, or make any filing with, any court or administrative body that may be required under applicable federal or state securities laws in connection with the issuance of the shares of Class A Common Stock upon conversion of the shares of Preferred Stock.

         9. Miscellaneous.

             9.1 Restrictions on Assignment and Transfer. Except as permitted by the Resolutions, BellSouth shall not sell, assign, pledge, hypothecate or otherwise transfer, other than to an affiliate of BellSouth, (i) this Agreement or any of its rights or obligations hereunder or (ii) any of its right, title or interest in the shares of Series A Preferred Stock issued pursuant to this Agreement. Any sale, assignment, pledge, hypothecation or other transfer in violation of this Section 9.1 shall be void ab initio and the purported transferee shall acquire no rights in any of the foregoing.

             9.2 Survival of Warranties; Termination of Indemnification. The warranties, representations and covenants of the Company and BellSouth, and indemnities related thereto, contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing until the earlier of (i) the sale, assignment, pledge, hypothecation or transfer of the shares of Series A Preferred Stock issued pursuant to this Agreement to a party other than an affiliate of BellSouth, (ii) the redemption of the Series A Preferred Stock by the Company, or (iii) expiration of the applicable statute of limitations, and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of BellSouth or the Company.

             9.3 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

             9.4 Governing Law. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania without regard to the application of principles of conflict of laws.

             9.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             9.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

             9.7 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or upon deposit with the United States Post Office, by registered or certified mail, or with a nationally recognized overnight courier specifying next day delivery with written verification of receipt, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

             9.8 Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. BellSouth agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which BellSouth or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless BellSouth from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

             9.9 Expenses. Irrespective of whether the Closing is effected, the Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement, and BellSouth shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or the Articles of Amendment, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

             9.10 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and BellSouth. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities acquired under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

             9.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

             9.12 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

                  IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first above written.



                                            BellSouth Wireless, Inc.


                                            By:   \s\ John J. Jenkins
                                                  --------------------------
                                            Name:  John J. Jenkins
                                            Title: Vice President


                                            NumereX Corp.

                                            By:    \s\ Stratton J. Nicolaides
                                                   ----------------------------
                                            Name:   Stratton J. Nicolaides
                                            Title:  Chief Operating Officer





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